Other Non-Current Assets	12 Months Ended
Dec. 31, 2021
Investments All Other Investments [Abstract]
Other Non-Current Assets
13.	OTHER NON-CURRENT ASSETS

Other non-current assets consisted of the following:

	December 31,	December 31,
	2021	2020
Equity securities	29	25
Long-term State receivables	506	623
Defined benefit plans	15	4
Deposits and other non-current assets	89	72
Total	639	724

Long-term State receivables include receivables related to funding and receivables related to tax refunds.  Funding are mainly public grants to be received from governmental agencies in Italy and France as part of long-term research, development, innovation, industrialization and capital investment projects.  Long-term receivables related to tax refund correspond to tax benefits claimed by the Company in certain of its local tax jurisdictions, for which collection is expected beyond one year.

In 2021 and 2020, the Company entered into factoring transactions to accelerate the realization in cash of certain long-term receivables.  The Company sold without recourse $118 million and $96 million of these receivables in the years ended December 31, 2021 and 2020 respectively, with a financial cost of less than $1 million for both years.

The major portion of other non-current assets to which the expected credit loss model applies are long-term State receivables.  Due to the existing history of zero-default on receivables originated by governments, the expected credit losses are assumed to be negligible as at December 31, 2021, and December 31, 2020.  Other non-current assets presented in the table above on the line "Deposits and other non-current assets" are composed of individually insignificant amounts not deemed to have exposure of default.  Consequently, no significant expected credit loss allowance was reported on other non-current assets at reporting date.